Accrued Expenses - Summary of Accrued Expenses (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Accrued Liabilities, Current [Abstract]
Accrued employee compensation and benefits	$ 5,332	$ 4,024	$ 2,752
Accrued research and development	1,659	612	405
Accrued professional fees	933	568	242
Accrued other	1,427	1,622	119
Total accrued expenses	$ 9,351	$ 6,826	$ 3,518